UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2013
_______________
General Motors Financial Company, Inc.
(Exact name of registrant as specified in its charter)
_______________

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102
(Address of principal executive offices, including Zip Code)

(817) 302-7000
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 1, 2013, General Motors Financial Company, Inc. (“GM Financial”) and Ally Financial Inc. (“Ally”) completed a transaction under which GM Financial acquired Ally's equity interests in its top-level holding companies that comprise substantially all of Ally's auto finance and financial services business in Europe other than in France and Portugal and Latin America other than Brazil, pursuant to the Purchase and Sale Agreement entered into on November 21, 2012 (the “PSA”). The purchase price was approximately $2.4 billion, subject to possible adjustments as provided in the PSA. The acquisition by GM Financial of the companies that comprise Ally's business in Brazil, France and Portugal remains subject to certain regulatory approvals. The acquisition of the businesses in France and Portugal is expected to be completed in the second quarter of 2013 and the acquisition of the business in Brazil is expected to be completed in 2013.
GM Financial is an indirect, wholly-owned subsidiary of General Motors Company (“GM”). Ally has historically provided a majority of the financing for GM's dealers and a significant portion of the financing for its customers in the U.S. and Canada and other major international markets where it operates including through the operations that are the subject of this transaction. Historically, Ally has been GM's primary financing partner for incentivized retail financing programs in its major markets. Currently, GM owns 9.9% of the common equity of Ally through an independent trust. Consideration for the transaction was determined based on arm's length negotiations.
Item 9.01. Financial Statements And Exhibits.

(a)	Financial Statements of Assets Acquired.
To the extent required, GM Financial will file by amendment to this Current Report on Form 8-K the historical financial information provided by this Item 9.01(a) within 71 days from the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information
To the extent required, GM Financial will file by amendment to this Current Report on Form 8-K the pro forma financial information provided by this Item 9.01(a) within 71 days from the date on which this Current Report on Form 8-K is required to be filed.

(c)	Not Applicable

(d)	Not Applicable

Exhibit No.	Description of Exhibit

99.1.	Press release, dated April 2, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: April 5, 2013	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer